UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

Callon Petroleum Company
(Exact name of registrant as specified in its charter)

DE	001-14039	64-0844345
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Briarlake Plaza
2000 W. Sam Houston Parkway S., Suite 2000
Houston, TX 77042

(Address of Principal Executive Offices, and Zip Code)

(281) 589-5200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CPE	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
Oil and Gas Purchase and Sale Arrangements
Callon Petroleum Company (the “Company”) proactively evaluates development plans and looks to enter into pipeline transportation contracts to mitigate market exposures and help ensure certainty of flow for its oil and gas production, in some cases multiple years in advance of development. Additionally, as the Company looks to optimize its operations and reduce exposures, in certain instances, the Company purchases oil and gas from third parties which is utilized to fulfill portions of its pipeline commitments. The table below presents the Company’s anticipated sales and cost of purchased oil and gas for the third quarter of 2023:

Three Months Ended
September 30, 2023
(In thousands)
Sales of purchased oil and gas	$109,099
Cost of purchased oil and gas	(111,118)
Gain (loss) on purchased oil and gas, net	($2,019)
Commodity Derivative Settlements
The Company utilizes a mix of collars, swaps, put and call options, and basis differential swaps to manage fluctuations in cash flows resulting from changes in commodity prices to manage variability in cash flows on a portion of its oil, natural gas, and NGL production. The tables below present the Company’s anticipated commodity derivative settlements for the third quarter of 2023:

Three Months Ended
September 30, 2023
(In thousands)
Cash flows from operating activities:
Net income (loss)	$**
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, depletion and amortization	**
Amortization of non-cash debt related items, net	**
Deferred income tax (benefit) expense	**
(Gain) loss on derivative contracts	55,804
Cash received (paid) for commodity derivative settlements, net	1,028
Non-cash expense related to share-based awards	**
Other, net	**
Changes in current assets and liabilities:
Accounts receivable	**
Other current assets	**
Accounts payable and accrued liabilities	**
Net cash provided by operating activities	$**

Three Months Ended
September 30, 2023
(In thousands)
Net income (loss)	$**
(Gain) loss on derivative contracts	55,804
Gain (loss) on commodity derivative settlements, net	(9,196)
Non-cash expense related to share-based awards	**
Merger, integration, transaction and other	**
Income tax (benefit) expense	**
Interest expense	**
Depreciation, depletion and amortization	**
Exploration	**
Adjusted EBITDAX	$**

Three Months Ended
September 30, 2023
(In thousands)
Net cash provided by operating activities	$**
Changes in working capital and other	**
Changes in accrued hedge settlements	(10,224)
Cash flow from operations before net change in working capital	**

Capital expenditures	**
Increase (decrease) in accrued capital expenditures	**
Capital expenditures before accruals	**

Adjusted free cash flow	$**

** To be reported as part of Callon’s press release scheduled to be furnished on Form 8-K on or around November 1, 2023.
Average Realized Sales Prices
The table below presents the Company’s anticipated average realized sales prices for the third quarter of 2023:

Three Months Ended
September 30, 2023
Average realized sales price (excluding impact of settled derivatives)
Oil (per Bbl)	$82.19
Natural gas (per Mcf)	2.14
NGL (per Bbl)	22.41
Total average realized sales price (per Boe)	$54.51

Average realized sales price (including impact of settled derivatives)
Oil (per Bbl)	$80.67
Natural gas (per Mcf)	2.08
NGLs (per Bbl)	22.23
Total average realized sales price (per Boe)	$53.52
Derivative Positions
Listed in the tables below are the outstanding oil and natural gas derivative contracts as of September 30, 2023:

	For the Remainder	For the Full Year
Oil Contracts (WTI)	2023	2024
Swap Contracts
Total volume (Bbls)	—	1,076,300
Weighted average price per Bbl	$—	$81.66
Collar Contracts (Three-Way Collars)
Total volume (Bbls)	541,528	3,963,025
Weighted average price per Bbl
Ceiling (short call)	$70.95	$78.86
Floor (long put)	$55.00	$58.16
Floor (short put)	$45.00	$48.16
Collar Contracts (Two-Way Collars)
Total volume (Bbls)	993,455	—
Weighted average price per Bbl
Ceiling (short call)	$87.20	$—
Floor (long put)	$72.04	$—
CMA Roll Swap Contracts
Total volume (Bbls)	838,828	—
Weighted average price per Bbl	$0.30	$—

	For the Remainder	For the Full Year
Natural Gas Contracts (Henry Hub)	2023	2024
Swap Contracts
Total volume (MMBtu)	620,000	—
Weighted average price per MMBtu	$3.00	$—
Collar Contracts
Total volume (MMBtu)	2,201,104	8,598,557
Weighted average price per MMBtu
Ceiling (short call)	$5.37	$3.89
Floor (long put)	$3.14	$3.00
Natural Gas Contracts (Waha Basis Differential)
Swap Contracts
Total volume (MMBtu)	2,460,000	7,320,000
Weighted average price per MMBtu	($1.49)	($1.06)
Natural Gas Contracts (HSC Basis Differential)
Swap Contracts
Total volume (MMBtu)	2,760,000	14,640,000
Weighted average price per MMBtu	($0.29)	($0.42)

	For the Remainder	For the Full Year
NGL Contracts (Mont Belvieu Natural Gasoline)	2023	2024
Swap Contracts
Total volume (Bbls)	43,105	—
Weighted average price per Bbl	$56.38	$—
NGL Contracts (Mont Belvieu Propane)
Swap Contracts
Total volume (Bbls)	35,754	—
Weighted average price per Bbl	$31.27	$—
NGL Contracts (Mont Belvieu Purity Ethane)
Swap Contracts
Total volume (Bbls)	35,095	—
Weighted average price per Bbl	$9.54	$—
NGL Contracts (Mont Belvieu Normal Butane)
Swap Contracts
Total volume (Bbls)	33,470	72,105
Weighted average price per Bbl	$35.56	$33.18
NGL Contracts (Mont Belvieu Isobutane)
Swap Contracts
Total volume (Bbls)	10,967	23,462
Weighted average price per Bbl	$35.42	$33.18
The dollar amounts and average realized sales prices included in this Current Report on Form 8-K are preliminary and subject to change. Final dollar amounts and average realized sales prices for the three months ended September 30, 2023 will be reported in the Company’s Quarterly Report on Form 10-Q for the period ended September 30, 2023.
The information contained in this Current Report on Form 8-K is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition,” not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Non-GAAP Financial Measures
The information contained in this Current Report on Form 8-K to non-GAAP financial measures such as “adjusted EBITDAX” and “adjusted free cash flow.” These measures, detailed below, are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our filings with the SEC and posted on our website.

•Callon calculates adjusted EBITDAX as net income (loss) before interest expense, income tax expense (benefit), depreciation, depletion and amortization, (gains) losses on derivative instruments excluding net settled derivative instruments, impairment of oil and gas properties, non-cash share-based compensation expense, exploration expense, merger, integration and transaction expense, (gain) loss on extinguishment of debt, and certain other expenses. Adjusted EBITDAX is not a measure of financial performance under GAAP. Accordingly, it should not be considered as a substitute for net income (loss), operating income (loss), cash flow provided by operating activities or other income or cash flow data prepared in accordance with GAAP. However, the Company believes that adjusted EBITDAX provides useful information to investors because it provides additional information with respect to our performance or ability to meet our future debt service, capital expenditures and working capital requirements. Because adjusted EBITDAX excludes some, but not all, items that affect net income (loss) and may vary among companies, the adjusted EBITDAX presented above may not be comparable to similarly titled measures of other companies.
•Adjusted free cash flow is a supplemental non-GAAP measure that is defined by the Company as net cash provided by operating activities before net change in working capital, changes in accrued hedge settlements, merger, integration and transaction expense, and other income and expense, less capital expenditures before increase (decrease) in accrued capital expenditures. We believe adjusted free cash flow provides useful information to investors because it is a comparable metric against other companies in the industry and is a widely accepted financial indicator of an oil and natural gas company’s ability to generate cash for the use of internally funding their capital development program and to service or incur debt. Adjusted free cash flow is not a measure of a company’s financial performance under GAAP and should not be considered as an alternative to net cash provided by operating activities, or as a measure of liquidity.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Callon Petroleum Company
(Registrant)

October 10, 2023	/s/ Joseph C. Gatto, Jr.
Joseph C. Gatto, Jr.
President and Chief Executive Officer